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                                                                    EXHIBIT 99.1

          Form of Certification Pursuant to Section 1350 of Chapter 63
                      of Title 18 of the United States Code

     I, E.V. Goings, the chief executive officer of Tupperware Corporation, certify that, to the best of my knowledge, (i) the Form 10-K for the period ended December 28, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Tupperware Corporation.


                                                       /s/ E.V. Goings
                                                 ---------------------
                                                 Chairman and
                                                  Chief Executive Officer


A signed original of this written statement required by Section 906 has been provided to Tupperware Corporation and will be retained by Tupperware Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

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                                                                    EXHIBIT 99.1

          Form of Certification Pursuant to Section 1350 of Chapter 63
                      of Title 18 of the United States Code

     I, Pradeep Mathur, the chief financial officer of Tupperware Corporation, certify that, to the best of my knowledge, (i) the Form 10-K for the period ended December 28, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Tupperware Corporation.


                                                      /s/ Pradeep Mathur
                                                  --------------------------
                                                  Senior Vice President
                                                   and Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to Tupperware Corporation and will be retained by Tupperware Corporation and furnished to the Securities and Exchange Commission or its staff upon request.